SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 31, 2002


                              OPTIONS TALENT GROUP
                             ----------------------
             (Exact name of registrant as specified in its charter)

               NEVADA                     0-22382               56-105-1491
     (State or other jurisdiction                             (IRS  Employer
         of  Incorporation)      (Commission  File  Number)  Identification No.)

                             1801 Century Park East
                                   23rd Floor
                          Los Angeles, California 90067

               (Address of principal executive offices)(Zip Code)

Registrant's  telephone  number,  including  area  code:  (310)  772-0017

Former  name  or  former  address,  if  changed  since  last  report:  N/A

EXPLANATORY  NOTE:
-----------------

This Amendment No. 1 to the Form 8-K filed by the Registrant on February 15, 2002 is being filed to include information with respect to Items 1 and 8 of Form 8-K relating to the merger discussed in Item 2 below. Such information was inadvertently omitted from the original filing of the Form 8-K on February 15, 2002.

INFORMATION  INCLUDED  IN  THIS  REPORT:
---------------------------------------

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     As more fully discussed in Item 2 below, on January 31, 2002, the Registrant acquired Options Talent, Inc. f/k/a eModel, Inc., a privately held Delaware corporation ("eModel"), through the merger of a newly formed subsidiary of the Registrant with and into eModel, with eModel surviving (the "Merger"). As part of the Merger, the holders of the common stock and warrants to purchase common stock of eModel as well as Mohamed Hadid, the Registrant's Chairman and CEO, received shares of common stock, par value $0.001 per share ("Common Stock") and series C convertible preferred stock, par value $0.001 per share ("Preferred Stock"), of the Registrant. The shares of such Preferred Stock are convertible at any time into 60 shares of common stock of the Registrant, subject to adjustment. In addition, the holders of the Preferred Stock are entitled to vote with the holders of the common stock on an as converted basis as a single class.

     Immediately prior to the Merger, The Jefferson Trust and Richard J. Walk held 1,000,000 and 300,000 shares, respectively, of eModel common stock, and The Paramount Trust and The Morgan Trust each held warrants to purchase 1,000,000 shares of eModel common stock. Such eModel shareholders received Common Stock and Preferred Stock in exchange for their ownership of eModel common stock or common stock purchase warrants. Mohamed Hadid received shares of Common Stock and Preferred Stock as an inducement to enter into the Agreement and Plan of Merger (discussed further in Item 2 below) relating to the Merger, and in connection with the Agreement and Plan of Reorganization among eModel, Packard Capital, Ltd. and Slasher Products, Inc. dba Castnet.com entered into by eModel prior to the Merger. As a result of the Merger, the Registrant issued shares of its capital stock as follows:

                     Common Stock  Preferred Stock
                     ------------  ---------------
The Jefferson Trust     5,378,788        1,060,606
-------------------  ------------  ---------------
Richard J. Walk         1,613,636          318,182
-------------------  ------------  ---------------
The Paramount Trust     5,378,788        1,060,606
-------------------  ------------  ---------------
The Morgan Trust        5,378,788        1,060,606
-------------------  ------------  ---------------
Mohamed Hadid           7,250,000        1,500,000
-------------------  ------------  ---------------

     Also in connection with the Merger, Mohamed Hadid and three substantial corporate shareholders, with respect to their respective shareholdings in the Registrant, each granted irrevocable proxies, apportioned as equal as possible, to each of The Jefferson Trust, The Paramount Trust and The Morgan Trust. See the Stockholders' Agreement set forth as an exhibit to the Agreement and Plan of Merger which is set forth as Exhibit 2.1 to this Form 8-K. As a result of the grant of such proxies in combination with the direct share ownership set forth above, the shareholders below have acquired the right to vote the following number of shares which represent the following percentages of the Registrant's outstanding voting securities:


                                                                 PERCENTAGE OF OUTSTANDING
                                COMMON STOCK AND PREFERRED       COMMON STOCK AND PREFERRED
                               STOCK (ON AS CONVERTED BASIS)  STOCK (ON AS CONVERTED BASIS)(1)
                               ---------------------------------------------------------------
The Jefferson Trust            [69,015,148 + 1/3 of Hadid     [A / 414,854,928 *100] %
                               and Corporate shares on as
                               converted basis = A]
-----------------------------  -----------------------------  --------------------------------
Richard J. Walk                20,704,556                     5.0%
-----------------------------  -----------------------------  ----
The Paramount Trust            [69,015,148 + 1/3 of Hadid     [B / 414,854,928 *100] %
                               and Corporate shares on as
                               converted basis = B]
-----------------------------  -----------------------------  --------------------------------
The Morgan Trust               [69,015,148 + 1/3 of Hadid     [C / 414,854,928 *100] %
                               and Corporate shares on as
                               converted basis = C]
-----------------------------  -----------------------------  --------------------------------
Mohamed Hadid                  [97,250,000 + Shares of        0% (2)
                               Common Stock Owned Prior
                               to Merger] (2)
-----------------------------  -----------------------------  --------------------------------


Footnotes:
---------

(1) Percentages are determined by dividing the aggregate number of shares of Common Stock and Preferred Stock (as converted on a 60 to 1 basis) owned by the shareholder plus those shares with respect to which the shareholder has voting power, by the number of outstanding shares of Common Stock and Preferred Stock (as converted on a 60 to 1 basis).

(2) Mr. Hadid has granted an irrevocable proxy with respect to the voting of his shares of Common Stock and Preferred Stock.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     As reported in releases dated January 4, 2002 and February 6, 2002, Options Talent Group, formerly known as Sector Communications, Inc., had signed a letter of intent to acquire or merge with eModel, Inc., and subsequently Management finalized the transaction.

     On January 31, 2002, Options Talent Group, formerly known as Sector Communications, Inc., a Nevada corporation ("Options"), Sector Communications Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of Options ("Sub"), and eModel, Inc., a Delaware corporation ("eModel"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the acquisition of eModel by Options through the merger (the "Merger") of eModel into Sub. On January 31, 2002, the respective Boards of Directors of Options and eModel approved and adopted the Merger and the Merger Agreement. On January 31, 2002, the holders of a majority of the issued and outstanding shares of common stock, $.01 par value, of eModel agreed to approve and adopt the Merger Agreement. On January 31, 2002, the holders of a majority of the issued and outstanding shares of common stock, $.001 par value, of Options and the holders of a majority of the shares of Options Common Stock not issued by Options to eModel or any of its affiliates voting voted to approve the Merger. The Merger was consummated and became effective as of the close of business on January 31, 2002, when Articles of Merger of eModel with and into Sub were filed with the Department of State of the State of Delaware. As a result of the Merger, eModel became a wholly owned subsidiary of Options.

     Upon consummation of the Merger, each share of eModel Common Stock was converted into the right to receive a combination of shares of Options Common Stock and Options Series C Convertible Preferred Stock (par value $0.001 per share). In connection with the foregoing, the Registrant intends to issue immediately after the effective time of the Merger an aggregate of approximately 25,000,000 shares of Options Common Stock and 5,000,000 shares of Options Series C Convertible Preferred Stock.

     For a more detailed description of the Merger, reference is made to Exhibit
2.1 (Agreement and Plan of Merger).

     Prior to the Merger, eModel used its assets (including plant, equipment or other physical property) to develop and market services for individuals and business customers in the modeling and acting business. Options intends that eModel as a wholly owned subsidiary of the Registrant, will continue to use such assets for the same purpose. It is intended to change the name of eModel to Options Talent, Inc.

     Subsequent to the Merger, it is Option's intention that eModel will be operated by substantially all of the officers of eModel prior to the Merger. Paul Glover, Chief Financial Officer, Neil Mauskapf, Chief Technology Officer, and Thomas Weinard, Vice President, will continue in their respective positions. Mohamed Hadid has assumed the role of Chairman and Mark Tolner has assumed the role of President.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  statements  of  business  acquired.

        Note:  To  be  filed  by  amendment.

(b)     Pro  forma  financial  information.

        Note:  To  be  filed  by  amendment.


(c)     Exhibits

     No.     Description
     --      -----------

     2.1     Agreement  and Plan of Merger  (previously  filed)
    99.1     Press  release dated January 4, 2002 (previously  filed)
    99.2     Press release dated February 6, 2002 (previously filed)


ITEM  8.  CHANGE  IN  FISCAL  YEAR.

The Registrant's year end has been changed to July 31 from February 28. The Registrant has changed its fiscal year in connection with the Merger described in Items 1, 2 and 7 above, to coincide with the fiscal year of its newly acquired operating subsidiary, eModel. Pursuant to the published views of the SEC's Division of Corporation Finance, dated March 31, 2001, the Registrant will not file a transition report and its next quarterly report will be on Form 10-QSB for the quarter ended January 31, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       OPTIONS  TALENT  GROUP

Date:  February 27,  2002              By:     /s/  Mark  Tolner
                                               -----------------
                                       Name:   Mark  Tolner
                                       Title:  President










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